================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-1512
                                                      --------

                         Oppenheimer Capital Income Fund
                         -------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                       Date of reporting period: 5/31/2012
                                                 ---------

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                             SHARES           VALUE
                                                           -----------     -----------
COMMON STOCKS--27.3%
CONSUMER DISCRETIONARY--2.3%
HOTELS, RESTAURANTS & LEISURE--0.7%
McDonald's Corp.                                               115,000     $10,274,100
MEDIA--1.5%
Cinemark Holdings, Inc.                                        428,000       9,869,680
Comcast Corp., Cl. A                                           264,000       7,632,240
Time Warner Cable, Inc.                                         72,500       5,466,500
                                                                           -----------
                                                                            22,968,420
MULTILINE RETAIL--0.1%
Target Corp.                                                    35,000       2,026,850
CONSUMER STAPLES--3.4%
BEVERAGES--1.0%
Coca-Cola Co. (The)                                            206,000      15,394,380
FOOD PRODUCTS--0.3%
Adecoagro SA(1)                                                436,530       4,147,035
HOUSEHOLD PRODUCTS--1.3%
Church & Dwight Co., Inc.                                      386,000      20,550,640
TOBACCO--0.8%
Philip Morris International, Inc.                              156,000      13,183,560
ENERGY--3.4%
ENERGY EQUIPMENT & SERVICES--0.5%
Baker Hughes, Inc.                                             112,000       4,673,760
Schlumberger Ltd.                                               63,000       3,984,750
                                                                           -----------
                                                                             8,658,510
OIL, GAS & CONSUMABLE FUELS--2.9%
Apache Corp.                                                    46,500       3,784,170
Chevron Corp.                                                  126,100      12,396,891
Enbridge Energy Management LLC(1)                                    1               3
Exxon Mobil Corp.                                              165,300      12,997,539
Kinder Morgan Management LLC(1)                                      1              25
Kinder Morgan, Inc.                                             97,000       3,316,430
Noble Energy, Inc.                                              21,500       1,815,890
Royal Dutch Shell plc, ADR                                       8,000         497,440
Royal Dutch Shell plc, B Shares                                305,953       9,869,008
                                                                           -----------
                                                                            44,677,396
FINANCIALS--5.0%
CAPITAL MARKETS--0.5%
Bond Street Holdings LLC, Cl. A(1,2)                           285,000       5,557,500
Bond Street Holdings LLC, Cl. B(1)                              90,000       1,755,000
Goldman Sachs Group, Inc. (The)                                  3,000         287,100
                                                                           -----------
                                                                             7,599,600
COMMERCIAL BANKS--2.2%
M&T Bank Corp.                                                 136,000      11,059,520
PNC Financial Services Group, Inc.                             111,000       6,817,620
U.S. Bancorp                                                   128,000       3,982,080
Wells Fargo & Co.                                              414,000      13,268,700
                                                                           -----------
                                                                            35,127,920


                       1 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                             SHARES           VALUE
                                                           -----------     -----------
COMMON STOCKS CONTINUED
DIVERSIFIED FINANCIAL SERVICES--0.2%
Citigroup, Inc.                                                125,190     $ 3,318,787
INSURANCE--0.8%
ACE Ltd.                                                        55,000       3,978,150
Alleghany Corp.(1)                                              25,052       8,242,108
                                                                           -----------
                                                                            12,220,258
REAL ESTATE INVESTMENT TRUSTS--1.3%
American Assets Trust, Inc.                                    205,000       4,630,950
General Growth Properties, Inc.                                      6             101
Macerich Co. (The)                                             100,000       5,705,000
Starwood Property Trust, Inc.                                  464,130       9,301,165
                                                                           -----------
                                                                            19,637,216
HEALTH CARE--3.5%
BIOTECHNOLOGY--0.1%
NPS Pharmaceuticals, Inc.(1)                                   242,470       1,913,088
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Covidien plc                                                    45,000       2,330,100
Medtronic, Inc.                                                 50,000       1,842,000
                                                                           -----------
                                                                             4,172,100
HEALTH CARE PROVIDERS & SERVICES--1.1%
HCA Holdings, Inc.                                             101,550       2,639,285
Humana, Inc.                                                    72,000       5,500,080
UnitedHealth Group, Inc.                                       160,000       8,923,200
                                                                           -----------
                                                                            17,062,565
PHARMACEUTICALS--2.0%
Merck & Co., Inc.                                              298,000      11,198,840
Pfizer, Inc.                                                   448,400       9,806,508
Teva Pharmaceutical Industries Ltd., Sponsored ADR              68,440       2,682,164
Watson Pharmaceuticals, Inc.(1)                                100,000       7,129,000
                                                                           -----------
                                                                            30,816,512
INDUSTRIALS--2.5%
AEROSPACE & DEFENSE--0.3%
Honeywell International, Inc.                                   75,000       4,174,500
CONSTRUCTION & ENGINEERING--0.3%
Quanta Services, Inc.(1)                                       220,000       4,967,600
INDUSTRIAL CONGLOMERATES--0.5%
Tyco International Ltd.                                        140,000       7,442,400
MACHINERY--0.8%
AGCO Corp.(1)                                                   94,410       3,796,226
Navistar International Corp.(1)                                171,000       4,777,740
SPX Corp.                                                       64,000       4,597,120
                                                                           -----------
                                                                            13,171,086
TRADING COMPANIES & DISTRIBUTORS--0.6%
AerCap Holdings NV(1)                                          750,000       8,580,000
INFORMATION TECHNOLOGY--4.5%
COMMUNICATIONS EQUIPMENT--1.4%
Ciena Corp.(1)                                                 408,470       5,534,769

                       2 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                             SHARES           VALUE
                                                           -----------     -----------
COMMON STOCKS CONTINUED
COMMUNICATIONS EQUIPMENT CONTINUED
Cisco Systems, Inc.                                            250,000     $ 4,082,500
Juniper Networks, Inc.(1)                                      318,000       5,469,600
QUALCOMM, Inc.                                                 126,500       7,249,715
                                                                           -----------
                                                                            22,336,584
COMPUTERS & PERIPHERALS--1.1%
Apple, Inc.(1,3)                                                28,792      16,634,002
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
TE Connectivity Ltd.                                           122,000       3,833,240
INTERNET SOFTWARE & SERVICES--0.4%
VeriSign, Inc.(1)                                              147,000       5,619,810
IT SERVICES--0.9%
Accenture plc, Cl. A                                           100,000       5,710,000
International Business Machines Corp.                           39,200       7,561,680
                                                                           -----------
                                                                            13,271,680
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.3%
Xilinx, Inc.                                                   145,000       4,635,650
SOFTWARE--0.2%
Oracle Corp.                                                   134,000       3,546,980
MATERIALS--1.0%
CHEMICALS--0.6%
Celanese Corp., Series A                                             5             199
Mosaic Co. (The)                                               188,070       8,967,178
                                                                           -----------
                                                                             8,967,377
CONTAINERS & PACKAGING--0.2%
Rock-Tenn Co., Cl. A                                            63,469       3,274,366
METALS & MINING--0.2%
Allegheny Technologies, Inc.                                    79,990       2,569,279
TELECOMMUNICATION SERVICES--0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
AT&T, Inc.                                                     232,500       7,944,525
UTILITIES--1.2%
ELECTRIC UTILITIES--0.4%
Cleco Corp.                                                    147,000       6,003,480
MULTI-UTILITIES--0.8%
CenterPoint Energy, Inc.                                       281,000       5,684,630
CMS Energy Corp.                                               285,000       6,640,500
                                                                           -----------
                                                                            12,325,130
                                                                           -----------
Total Common Stocks (Cost $362,723,057)                                    423,046,626
PREFERRED STOCKS--1.2%
Goldman Sachs Group, Inc. (The), 3.75% Non-Cum.,
Series A, Non-Vtg                                              123,300       2,319,273
H.J. Heinz Finance Co., 8% Cum., Series B(4)                        40       4,290,000
PNC Financial Services Group, Inc., 9.875% Non-Cum.,
Series F, Non-Vtg                                               75,000       1,977,000
PPL Corp.:
8.75% Cv                                                       100,000       5,240,000

                       3 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                             SHARES           VALUE
                                                           -----------     -----------
PREFERRED STOCKS CONTINUED
9.50% Cv., Non-Vtg.(1)                                         100,000     $ 5,380,000
                                                                           -----------
Total Preferred Stocks (Cost $17,817,727)                                   19,206,273

                                                              UNITS
                                                           -----------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Charter Communications, Inc., Cl. A Wts., Strike Price
$46.86, Exp. 11/30/14(1) (Cost $192,089)                        38,418         772,970

                                                            PRINCIPAL
                                                             AMOUNT
                                                           -----------
MORTGAGE-BACKED OBLIGATIONS--26.9%
GOVERNMENT AGENCY--21.3%
FHLMC/FNMA/FHLB/SPONSORED--21.2%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19(3,5)                                         $ 2,227,097       2,367,642
4.50%, 6/1/42(6)                                            11,925,000      12,737,391
5%, 12/15/34                                                   181,677         196,626
6%, 5/15/18(3)                                                 779,180         837,071
6.50%, 7/1/28-4/1/34                                           355,582         407,643
7%, 10/1/31                                                    413,741         494,916
8%, 4/1/16                                                      96,882         104,761
9%, 8/1/22-5/1/25                                               40,353          46,838
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.691%, 3/25/36(7)                    512,031         770,893
Series 2034, Cl. Z, 6.50%, 2/15/28                             212,634         243,961
Series 2043, Cl. ZP, 6.50%, 4/15/28                            937,246       1,081,843
Series 2053, Cl. Z, 6.50%, 4/15/28                             215,562         247,389
Series 2279, Cl. PK, 6.50%, 1/15/31                            401,666         436,373
Series 2326, Cl. ZP, 6.50%, 6/15/31                            183,356         211,627
Series 2426, Cl. BG, 6%, 3/15/17                             1,094,228       1,178,040
Series 2427, Cl. ZM, 6.50%, 3/15/32                            739,901         855,783
Series 2461, Cl. PZ, 6.50%, 6/15/32                          1,096,625       1,266,749
Series 2500, Cl. FD, 0.739%, 3/15/32(7)                        114,152         115,213
Series 2526, Cl. FE, 0.639%, 6/15/29(7)                        137,361         138,121
Series 2538, Cl. F, 0.839%, 12/15/32(7)                      1,127,828       1,137,527
Series 2551, Cl. FD, 0.639%, 1/15/33(7)                         91,678          92,221
Series 2626, Cl. TB, 5%, 6/1/33                              1,477,618       1,629,404
Series 3025, Cl. SJ, 23.875%, 8/15/35(7)                       162,764         248,146
Series 3094, Cl. HS, 23.508%, 6/15/34(7)                       334,152         462,805
Series 3822, Cl. JA, 5%, 6/1/40                              1,595,554       1,702,639
Series 3848, Cl. WL, 4%, 4/1/40                              1,969,364       2,087,742
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 183, Cl. IO, 15.478%, 4/1/27(8)                         304,709          63,897
Series 192, Cl. IO, 12.47%, 2/1/28(8)                           93,369          15,831
Series 2130, Cl. SC, 51.66%, 3/15/29(8)                        240,925          48,214
Series 243, Cl. 6, 3.153%, 12/15/32(8)                         362,500          73,971
Series 2531, Cl. ST, 99.999%, 2/15/30(8)                       130,950           1,893

                       4 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 2639, Cl. SA, 1.14%, 7/15/22(8)                     $ 1,072,893     $    70,638
Series 2796, Cl. SD, 65.789%, 7/15/26(8)                       355,427          68,615
Series 2802, Cl. AS, 83.208%, 4/15/33(8)                       271,673          16,630
Series 2815, Cl. PT, 40.096%, 11/15/32(8)                    5,500,475         624,355
Series 2920, Cl. S, 66.239%, 1/15/35(8)                      2,003,287         366,439
Series 2937, Cl. SY, 24.258%, 2/15/35(8)                     7,783,468       1,437,919
Series 3110, Cl. SL, 99.999%, 2/15/26(8)                       337,907          49,012
Series 3450, Cl. BI, 11.956%, 5/15/38(8)                     2,497,344         354,479
Series 3662, Cl. SM, 24.71%, 10/15/32(8)                     2,029,987         262,939
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
3.846%, 6/1/26(9)                                               93,418          82,816
Federal National Mortgage Assn.:
2.50%, 7/1/27(6)                                             4,505,000       4,637,334
3.50%, 7/1/42(6)                                             5,910,000       6,191,648
4.50%, 6/1/27-6/1/42(6)                                     30,140,000      32,335,676
5%, 6/1/42(6)                                               32,864,000      35,600,963
5.50%, 1/1/38-4/1/39                                         3,817,773       4,165,231
5.50%, 6/1/12-6/1/42(6)                                     19,886,000      21,675,777
6%, 6/1/42(6)                                               13,205,000      14,537,882
6.50%, 5/25/17-10/25/19                                      1,225,852       1,326,206
6.50%, 11/25/31(3)                                           1,241,198       1,427,055
6.50%, 6/1/42(6)                                             4,207,000       4,734,191
7%, 11/1/17-7/25/35                                            442,316         486,686
7.50%, 1/1/33-3/25/33(3)                                     4,746,144       5,784,102
8.50%, 7/1/32                                                   11,647          14,521
Federal National Mortgage Assn., 15 yr.:
3%, 6/1/27(6)                                               40,455,000      42,351,328
3.50%, 6/1/27(6)                                            25,205,000      26,603,089
4%, 6/1/26(6)                                                1,680,000       1,784,737
Federal National Mortgage Assn., 30 yr.:
3.50%, 6/1/42(6)                                            10,815,000      11,354,060
4%, 6/1/42(6)                                               29,110,000      30,997,600
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                           589,213         673,304
Trust 1998-61, Cl. PL, 6%, 11/25/28                            307,400         345,110
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                         497,678         570,620
Trust 2001-51, Cl. OD, 6.50%, 10/25/31(3)                      864,938       1,002,928
Trust 2003-130, Cl. CS, 13.623%, 12/25/33(7)                   565,520         683,188
Trust 2003-28, Cl. KG, 5.50%, 4/25/23(3)                     3,553,000       3,965,265
Trust 2004-101, Cl. BG, 5%, 1/25/20(3)                       2,178,079       2,335,764
Trust 2004-9, Cl. AB, 4%, 7/1/17                                99,777         100,024
Trust 2005-104, Cl. MC, 5.50%, 12/25/25(3)                   7,504,312       8,347,399
Trust 2005-31, Cl. PB, 5.50%, 4/25/35(3)                     1,430,000       1,796,070
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                        1,629,766       1,691,758
Trust 2006-46, Cl. SW, 23.324%, 6/25/36(7)                     393,948         561,948

                       5 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2006-50, Cl. KS, 23.325%, 6/25/36(7)                 $   819,985     $ 1,225,857
Trust 2006-50, Cl. SK, 23.325%, 6/25/36(7)                     101,983         156,991
Trust 2007-42, Cl. A, 6%, 2/1/33                             2,050,137       2,140,939
Trust 2009-36, Cl. FA, 1.179%, 6/25/37(7)                    2,028,761       2,060,219
Trust 2009-37, Cl. HA, 4%, 4/1/19                            2,589,941       2,751,006
Trust 2009-70, Cl. PA, 5%, 8/1/35                            2,871,048       2,926,381
Trust 2011-15, Cl. DA, 4%, 3/1/41                            1,114,598       1,192,470
Trust 2011-3, Cl. KA, 5%, 4/1/40                             1,911,332       2,083,846
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 60.358%, 3/17/31(8)                     276,775          56,000
Trust 2001-65, Cl. S, 35.211%, 11/25/31(8)                     731,227         133,232
Trust 2001-81, Cl. S, 29.977%, 1/25/32(8)                      176,986          35,227
Trust 2002-47, Cl. NS, 35.74%, 4/25/32(8)                      390,495          73,619
Trust 2002-51, Cl. S, 36.02%, 8/25/32(8)                       358,528          67,599
Trust 2002-52, Cl. SD, 41.655%, 9/25/32(8)                     458,173          96,471
Trust 2002-60, Cl. SM, 33.743%, 8/25/32(8)                     631,636          95,821
Trust 2002-7, Cl. SK, 34.003%, 1/25/32(8)                      192,433          30,290
Trust 2002-75, Cl. SA, 33.877%, 11/25/32(8)                    881,320         154,330
Trust 2002-77, Cl. BS, 27.832%, 12/18/32(8)                    381,655          66,321
Trust 2002-77, Cl. JS, 25.493%, 12/18/32(8)                    622,346         102,208
Trust 2002-77, Cl. SA, 27.76%, 12/18/32(8)                     600,573          98,175
Trust 2002-77, Cl. SH, 43.31%, 12/18/32(8)                     257,771          52,329
Trust 2002-89, Cl. S, 61.861%, 1/25/33(8)                    1,126,691         231,932
Trust 2002-9, Cl. MS, 32.159%, 3/25/32(8)                      233,421          43,477
Trust 2002-90, Cl. SN, 34.943%, 8/25/32(8)                     325,253          49,348
Trust 2002-90, Cl. SY, 40.745%, 9/25/32(8)                     145,692          22,403
Trust 2003-33, Cl. SP, 37.964%, 5/25/33(8)                     818,695         122,682
Trust 2003-46, Cl. IH, 0%, 6/1/23(8,10)                      1,615,266         203,262
Trust 2003-89, Cl. XS, 99.999%, 11/25/32(8)                    429,867          12,059
Trust 2004-54, Cl. DS, 49.012%, 11/25/30(8)                    431,154          81,053
Trust 2004-56, Cl. SE, 17.871%, 10/25/33(8)                  1,041,694         151,086
Trust 2005-19, Cl. SA, 62.47%, 3/25/35(8)                    5,163,269       1,066,261
Trust 2005-40, Cl. SA, 60.939%, 5/25/35(8)                   1,144,728         239,991
Trust 2005-5, Cl. SD, 12.176%, 1/25/35(8)                    1,120,264         187,929
Trust 2005-6, Cl. SE, 79.348%, 2/25/35(8)                    1,697,083         293,050
Trust 2005-71, Cl. SA, 65.598%, 8/25/25(8)                   1,175,359         176,455
Trust 2005-93, Cl. SI, 24.056%, 10/25/35(8)                  1,704,138         265,183
Trust 2006-51, Cl. SA, 32.946%, 6/25/36(8)                  11,264,998       1,627,600
Trust 2007-84, Cl. DS, 8/25/37(8)                            1,607,104         248,894
Trust 2008-46, Cl. EI, 12.159%, 6/25/38(8)                   2,546,581         395,346
Trust 2008-55, Cl. SA, 26.961%, 7/25/38(8)                   2,630,613         398,203
Trust 2008-67, Cl. KS, 63.072%, 8/25/34(8)                   3,376,316         249,565
Trust 2009-8, Cl. BS, 18.422%, 2/25/24(8)                    1,978,456         213,654
Trust 222, Cl. 2, 25.476%, 6/1/23(8)                           679,254         131,589

                       6 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                             AMOUNT            VALUE
                                                           -----------     ------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 252, Cl. 2, 37.814%, 11/1/23(8)                      $   568,108     $    124,925
Trust 303, Cl. IO, 30.38%, 11/1/29(8)                          216,269           46,233
Trust 308, Cl. 2, 23.431%, 9/1/30(8)                           533,241          109,601
Trust 320, Cl. 2, 11.521%, 4/1/32(8)                         2,166,474          355,262
Trust 321, Cl. 2, 1.951%, 4/1/32(8)                          1,795,319          336,672
Trust 331, Cl. 9, 13.146%, 2/1/33(8)                           596,896          116,526
Trust 334, Cl. 17, 20.631%, 2/1/33(8)                          354,590           70,273
Trust 338, Cl. 2, 1.747%, 7/1/33(8)                            352,124           53,284
Trust 339, Cl. 12, 3.452%, 7/1/33(8)                         1,389,592          260,106
Trust 339, Cl. 7, 0%, 7/1/33(8,10)                           1,809,551          281,303
Trust 343, Cl. 13, 0.568%, 9/1/33(8)                         1,303,686          179,242
Trust 343, Cl. 18, 0%, 5/1/34(8,10)                            408,202           60,560
Trust 345, Cl. 9, 87.12%, 1/1/34(8)                            795,898           95,859
Trust 351, Cl. 10, 7.489%, 4/1/34(8)                           480,343           66,631
Trust 351, Cl. 8, 2.787%, 4/1/34(8)                            778,732          110,246
Trust 356, Cl. 10, 0%, 6/1/35(8,10)                            631,643           84,511
Trust 356, Cl. 12, 0%, 2/1/35(8,10)                            314,904           42,598
Trust 362, Cl. 13, 5.503%, 8/1/35(8)                         1,036,789          144,366
Trust 364, Cl. 16, 13.954%, 9/1/35(8)                        1,307,557          189,596
Trust 365, Cl. 16, 5.511%, 3/1/36(8)                         3,610,318          549,531
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.242%,
9/25/23(9)                                                     261,458          245,813
                                                                           ------------
                                                                            328,251,967
GNMA/GUARANTEED--0.1%
Government National Mortgage Assn., 8.50%,
8/1/17-12/15/17                                                 55,669           59,819
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 88.083%, 1/16/27(8)                    531,273           96,480
Series 2002-15, Cl. SM, 79.592%, 2/16/32(8)                    496,984           95,852
Series 2002-41, Cl. GS, 48.83%, 6/16/32(8)                     273,122           59,834
Series 2002-76, Cl. SY, 81.861%, 12/16/26(8)                 1,311,650          262,730
Series 2004-11, Cl. SM, 70.953%, 1/17/30(8)                    462,451          102,654
Series 2007-17, Cl. AI, 22.033%, 4/16/37(8)                  3,717,651          741,753
Series 2011-52, Cl. HS, 9.436%, 4/16/41(8)                   4,161,343        1,114,939
                                                                           ------------
                                                                              2,534,061
NON-AGENCY--5.6%
COMMERCIAL--2.7%
Banc of America Commercial Mortgage Trust 2007-1,
Commercial Mtg. Pass-Through Certificates, Series
2007-1, Cl. A4, 5.451%, 1/1/49                               2,525,000        2,845,589
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4,
5.601%, 6/1/49(7)                                            1,340,000        1,498,519

                       7 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
COMMERCIAL CONTINUED
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through
Certificates, Series 2007-4, Cl. 22A1, 5.574%,
6/1/47(7)                                                  $ 1,602,128     $ 1,179,487
Bear Stearns Commercial Mortgage Securities
Trust2007-PWR17, Commercial Mtg. Pass-Through
Certificates, Series 2007-PWR17, Cl. AM, 5.915%,
6/1/50(7)                                                    1,525,000       1,567,444
CFCRE Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2011-C1, Cl. A1,
1.871%, 4/1/44(4)                                              445,739         447,375
CHL Mortgage Pass-Through Trust 2007-J3, Mtg.
Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%,
7/1/37                                                       1,006,915         807,073
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49                     110,444         111,429
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49                     1,375,000       1,515,785
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Interest-Only Stripped
Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.856%,
9/1/20(4,8)                                                 14,796,894       1,030,870
First Horizon Alternative Mortgage Securities Trust
2007-FA2, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                               64,511          40,539
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49      1,840,000       2,015,933
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44         1,159,161       1,182,756
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg.
Pass-Through Certificates, Series 2006-GG6, Cl. AM,
5.622%, 4/1/38                                               1,443,915       1,452,456
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through
Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35        1,203,871       1,172,134
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg.
Pass-Through Certificates, Series 2005-AR23, Cl. 6A1,
5.013%, 11/1/35(7)                                           2,095,821       1,521,961
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46(4)                    1,332,779       1,344,165
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49                   2,590,000       2,657,393
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                       590,000         650,635
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                      478,371         482,321
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through
Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37           2,203,431       1,918,419
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial
Mtg. Pass-Through Certificates, Series 2007-C6, Cl.
A4, 5.858%, 7/11/40                                          3,055,000       3,475,918
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg.
Pass-Through Certificates, Series 2006-C2, Cl. AM,
5.782%, 8/1/43                                               1,485,000       1,522,138
Morgan Stanley Capital I Trust 2007-IQ15, Commercial
Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl.
AM, 5.88%, 6/1/49(7)                                         1,700,000       1,633,349

                       8 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
COMMERCIAL CONTINUED
Structured Adjustable Rate Mortgage Loan Trust, Mtg.
Pass-Through Certificates, Series 2007-6, Cl. 3A1,
4.91%, 7/1/37(7)                                           $ 2,110,239     $ 1,385,916
Wachovia Bank Commercial Mortgage Trust 2007-C33,
Commercial Mtg. Pass-Through Certificates, Series
2007-C33, Cl. A4, 5.90%, 2/1/51(7)                           1,800,000       2,008,382
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. A3, 5.678%, 5/1/46                             1,835,000       2,097,155
WaMu Mortgage Pass-Through Certificates 2005-AR14
Trust, Mtg. Pass-Through Certificates, Series
2005-AR14, Cl. 1A4, 2.458%, 12/1/35(7)                       1,048,329         909,380
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust,
Mtg. Pass-Through Certificates, Series 2007-AR3, Cl.
A4, 5.754%, 4/1/37(7)                                           91,682          79,294
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust,
Mtg. Pass-Through Certificates, Series 2007-AR8, Cl.
A1, 6.03%, 11/1/37(7)                                        1,441,035       1,176,039
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only
Commercial Mtg. Pass-Through Certificates, Series
2011-C3, Cl. XA, 8.956%, 3/1/44(8)                          19,940,340       1,744,780
                                                                           -----------
                                                                            41,474,634
MULTIFAMILY--0.1%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg.
Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A,
5.641%, 6/1/36(7)                                            1,334,862       1,157,675
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through
Certificates, Series 2007-A3, Cl. 3A2M, 5.145%,
5/1/37(7)                                                      537,567         460,399
                                                                           -----------
                                                                             1,618,074
OTHER--0.4%
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39        5,725,000       6,265,640
RESIDENTIAL--2.4%
ABFC Asset-Backed Certificates, Asset-Back
Certificates, Series 2005-HE2, Cl. M3, 0.759%,
6/25/35(7)                                                   4,000,000       1,348,070
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM,
5.793%, 2/1/51(7)                                            1,635,000       1,576,462
Banc of America Funding 2007-C Trust, Mtg.
Pass-Through Certificates, Series 2007-C, Cl. 1A4,
5.536%, 5/1/36(7)                                              560,000         497,230
Banc of America Mortgage 2007-1 Trust, Mtg.
Pass-Through Certificates, Series 2007-1, Cl. 1A24,
6%, 3/1/37                                                   1,907,784       1,779,224
Carrington Mortgage Loan Trust, Asset-Backed
Pass-Through Certificates, Series 2006-FRE1, Cl. A2,
0.349%, 7/25/36(7)                                           1,090,778       1,010,543
CHL Mortgage Pass-Through Trust 2005-29, Mtg.
Pass-Through Certificates, Series 2005-29, Cl. A1,
5.75%, 12/1/35                                                 835,365         733,330

                       9 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
RESIDENTIAL CONTINUED
CHL Mortgage Pass-Through Trust 2006-17, Mtg.
Pass-Through Certificates, Series 2006-17, Cl. A2, 6%,
12/1/36                                                    $ 3,170,172     $ 2,629,347
CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A3, 6%,
4/1/36                                                         894,790         841,963
Countrywide Alternative Loan Trust 2005-21CB, Mtg.
Pass-Through Certificates, Series 2005-21CB, Cl. A7,
5.50%, 6/1/35                                                1,906,912       1,585,608
Countrywide Alternative Loan Trust 2005-J10, Mtg.
Pass-Through Certificates, Series 2005-J10, Cl. 1A17,
5.50%, 10/1/35                                               7,285,103       6,089,155
Countrywide Alternative Loan Trust 2007-19, Mtg.
Pass-Through Certificates, Series 2007-19, Cl. 1A34,
6%, 8/1/37                                                   1,307,171         926,733
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.979%, 2/25/33(7)                       11,721          11,456
Series 2004-6, Cl. M5, 1.509%, 8/25/34(7)                    2,362,066         873,683
Series 2005-16, Cl. 2AF2, 5.34%, 5/1/36(7)                     504,922         387,838
CWABS Asset-Backed Certificates Trust 2005-4,
Asset-Backed Certificates, Series 2005-4, Cl. MF7,
5.733%, 10/1/35                                              5,850,000         639,923
CWABS Asset-Backed Certificates Trust 2005-7,
Asset-Backed Certificates, Series 2005-7, Cl. MF7,
5.732%, 10/1/35                                              3,284,000         341,107
CWABS Asset-Backed Certificates Trust 2005-BC5,
Asset-Backed Certificates, Series 2005-BC5, Cl. M2,
0.719%, 1/25/36(7)                                           6,000,000       1,606,401
CWABS Asset-Backed Certificates Trust 2006-10,
Asset-Backed Certificates:
Series 2006-10, Cl. MF4, 5.77%, 9/1/46(7)                    2,550,000          51,779
Series 2006-10, Cl. MF5, 5.77%, 9/1/46(7)                    1,166,778           3,048
CWABS Asset-Backed Certificates Trust 2007-4,
Asset-Backed Certificates, Series 2007-4, Cl. M2,
5.931%, 9/1/37                                               2,000,000         249,481
GMACM Home Equity Loan Trust 2007-HE2, Home Equity
Loan-Backed Term Nts., Series 2007-HE2, Cl. A2,
6.054%, 12/1/37                                                 29,323          19,004
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36              964,166         882,058
Home Equity Mortgage Trust 2005-HF1, Home Equity
Loan-Backed Nts.:
Series 2005-HF1, Cl. A2B, 0.589%, 2/25/36(7)                 1,093,468         840,047
Series 2005-HF1, Cl. A3B, 0.589%, 2/25/36(7)                   823,591         632,716
JPMorgan Alternative Loan Trust 2006-S4, Mtg.
Pass-Through Certificates, Series 2006-S4, Cl. A6,
5.71%, 12/1/36                                               1,311,691       1,140,347
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates, Series 2005-WCW2, Cl. M4, 0.889%,
7/25/35(7)                                                   4,000,000         578,046
RAMP Series 2006-NC3 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-NC3, Cl. A3,
0.509%, 3/25/36(7)                                          16,698,000       5,026,065
Residential Asset Securitization Trust 2005-A15, Mtg.
Pass-Through Certificates, Series 2005-A15, Cl. 1A4,
5.75%, 2/1/36                                                  575,621         453,772
WaMu Mortgage Pass-Through Certificates 2007-HY5
Trust, Mtg. Pass-Through Certificates, Series
2007-HY5, Cl. 3A1, 5.343%, 5/1/37(7)                         1,296,562       1,149,353

                      10 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           ------------    -----------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
RESIDENTIAL CONTINUED
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg.
Asset-Backed Pass-Through Certificates, Series
2007-PA5, Cl. 1A1, 6.25%, 11/1/37                          $  1,174,787    $ 1,069,672
Wells Fargo Mortgage-Backed Securities 2005-9 Trust,
Mtg. Pass-Through Certificates, Series 2005-9, Cl.
2A6, 5.25%, 10/25/35                                          1,018,610      1,030,819
Wells Fargo Mortgage-Backed Securities 2006-AR14
Trust, Mtg. Pass-Through Certificates, Series
2006-AR14, Cl. 1A2, 5.658%, 10/1/36(7)                        1,282,895      1,151,730
                                                                           -----------
                                                                            37,156,010
                                                                           -----------
Total Mortgage-Backed Obligations (Cost $408,223,325)                      417,300,386
ASSET-BACKED SECURITIES--9.4%
AESOP Funding II LLC, Automobile Receivables Nts.,
Series 2011-1A, Cl. A, 1.85%, 11/20/13(4)                       870,000        871,744
Airspeed Ltd., Airplane Receivables:
Series 2007-1 A, Cl. G1, 0.509%, 6/15/32(2,7)                35,475,131     27,670,602
Series 2007-1A, Cl. G2, 0.519%, 6/15/32(2,7)                 12,119,687      9,513,954
Ally Master Owner Trust 2010-1, Asset-Backed
Certificates, Series 2010-1, Cl. A, 1.989%,
1/15/15(4,7)                                                    155,000        156,448
Ally Master Owner Trust, Asset-Backed Nts.,
Series 2012-2, Cl. A, 0.739%, 3/15/16(7)                      1,780,000      1,780,794
Ally Master Owner Trust, Automobile Receivables Nts.,
Series 2011-4, Cl. A2, 1.54%, 9/15/16                         1,805,000      1,821,083
American Credit Acceptance Receivables Trust 2012-1,
Automobile Receivables Nts., Series 2012-1, Cl. A1,
1.96%, 1/5/14(4)                                              1,214,738      1,214,689
AmeriCredit Automobile Receivables Trust 2009-1,
Automobile Receivables-Backed Nts., Series 2009-1,
Cl. A3, 3.04%, 10/15/13                                           54,155        54,265
AmeriCredit Automobile Receivables Trust 2010-1,
Automobile Receivables-Backed Nts., Series 2010-1,
Cl. D, 6.65%, 7/17/17                                          1,055,000     1,142,337
AmeriCredit Automobile Receivables Trust 2010-2,
Automobile Receivables-Backed Nts.:
Series 2010-2, Cl. C, 4.52%, 10/8/15                          1,480,000      1,547,433
Series 2010-2, Cl. D, 6.24%, 6/8/16                           2,015,000      2,182,926
AmeriCredit Automobile Receivables Trust 2011-1,
Automobile Receivables-Backed Nts., Series 2011-1,
Cl. D, 4.26%, 2/8/17                                             430,000       456,616
AmeriCredit Automobile Receivables Trust 2011-2,
Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15                           240,000        241,823
Series 2011-2, Cl. B, 2.33%, 3/8/16                           1,495,000      1,517,552
Series 2011-2, Cl. D, 4%, 5/8/17                              1,450,000      1,515,967
AmeriCredit Automobile Receivables Trust 2011-4,
Automobile Receivables-Backed Nts., Series 2011-4,
Cl. D, 4.08%, 7/10/17                                          2,355,000     2,367,269

                      11 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
ASSET-BACKED SECURITIES CONTINUED
AmeriCredit Automobile Receivables Trust
2011-5, Automobile Receivables-Backed Nts.:
Series 2011-5, Cl. D, 1.55%, 7/8/16                        $    35,000     $    35,387
Series 2011-5, Cl. D, 5.05%, 12/8/17                         1,500,000       1,565,645
AmeriCredit Automobile Receivables Trust 2012-1,
Automobile Receivables-Backed Nts., Series 2012-1,
Cl. D, 4.72%, 3/8/18                                          1,405,000      1,483,416
AmeriCredit Automobile Receivables Trust 2012-2,
Automobile Receivables-Backed Nts., Series 2012-2,
Cl. D, 3.38%, 4/9/18                                          2,345,000      2,356,063
Avis Budget Rental Car Funding AESOP LLC, Automobile
Receivable Nts.:
Series 2011-2A, Cl. A, 2.37%, 11/20/14(4)                    1,570,000       1,596,459
Series 2012-1A, Cl. A, 2.044%, 8/20/16(4)                    1,185,000       1,191,724
Blade Engine Securitization Ltd., Asset-Backed
Certificates, Series 2006-1A, Cl. B, 3.239%,
9/15/41(2,7)                                                 9,442,046       7,175,955
Centre Point Funding LLC, Asset-Backed Nts., Series
2010-1A, Cl. 1, 5.43%, 7/20/15(4)                              321,825         337,303
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15           430,000         445,484
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/18(4)                  3,315,000       3,625,413
Series 2009-A17, Cl. A17, 4.90%, 11/15/18(4)                 1,905,000       2,083,288
CLI Funding LLC, Equipment Asset-Backed Nts., Series
2006-1A, Cl. A, 0.42%, 8/18/21(4,7)                          5,785,925       5,518,297
CNH Wholesale Master Note Trust 2011-1, Equipment
Nts., Series 2011-1, Cl. 1A, 1.039%, 1/20/41(7)              1,675,000       1,679,383
Credit Acceptance Auto Loan Trust, Automobile
Receivable Nts., Series 2012-1A, Cl. A, 2.20%,
9/16/19(4)                                                     890,000         891,814
DSC Floorplan Master Owner Trust, Automobile
Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16        1,465,000       1,500,095
DT Auto Owner Trust 2009-1, Automobile Receivable
Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15(4)                233,269         233,717
DT Auto Owner Trust 2011-1A, Automobile Receivable
Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15(4)               2,035,000       2,039,466
DT Auto Owner Trust 2011-2A, Automobile Receivable
Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13(4)                 495,000         494,449
DT Auto Owner Trust 2011-3A, Automobile Receivable
Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41(4)              1,491,000       1,513,095
DT Auto Owner Trust 2012-1A, Automobile Receivable
Nts., Series 2012-1A, Cl. A, 1.06%, 1/15/15(4)               1,362,841       1,362,595
Exeter Automobile Receivables Trust, Automobile
Receivable Nts., Series 2012-1A, Cl. A, 2.02%,
8/15/16(4)                                                   1,137,625       1,137,499
First Investors Auto Owner Trust 2011-1, Automobile
Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15         694,154         693,665
Ford Credit Floorplan Master Owner Trust, Automobile
Receivable Nts., Series 2012-1, Cl. A, 0.709%,
1/15/16(7)                                                   2,370,000       2,377,102
Hertz Vehicle Financing LLC, Automobile Receivable
Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15(4)              2,700,000       2,742,172

                      12 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           ------------    -----------
ASSET-BACKED SECURITIES CONTINUED
MBNA Credit Card Master Note Trust, Credit Card
Receivables, Series 2003-C7, Cl. C7, 1.589%,
3/15/16(3,7)                                               $  1,800,000    $ 1,812,292
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A,
Cl. A1, 7.25%, 6/25/38(2)                                    25,000,000     26,125,000
Rental Car Finance Corp., Automobile Receivable Nts.,
Series 2011-1A, Cl. A1, 2.51%, 2/25/16(4)                     1,290,000      1,310,139
Santander Drive Auto Receivables Trust 2010-2,
Automobile Receivables Nts., Series 2010-2, Cl. A2,
0.95%, 8/15/13                                                  194,285        194,305
Santander Drive Auto Receivables Trust 2010-3,
Automobile Receivables Nts., Series 2010-3, Cl. C,
3.06%, 11/15/17                                               1,670,000      1,690,341
Santander Drive Auto Receivables Trust 2010-A,
Automobile Receivables Nts.:
Series 2010-A, Cl. A2, 1.37%, 8/15/13(4)                        250,701        250,904
Series 2010-A, Cl. A3, 1.83%, 11/17/14(4)                     1,000,000      1,008,047
Santander Drive Auto Receivables Trust 2011-1,
Automobile Receivables Nts., Series 2011-1, Cl. D,
4.01%, 2/15/17                                                1,715,000      1,746,683
Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A, Cl. D,
3.10%, 5/15/17(2)                                             1,421,922      1,418,594
Santander Drive Auto Receivables Trust 2011-S2A,
Automobile Receivables Nts., Series 2011-S2A, Cl. D,
3.35%, 6/15/17(4)                                             1,074,240      1,074,240
Santander Drive Auto Receivables Trust 2012-1,
Automobile Receivables Nts., Series 2012-1, Cl. A2,
1.25%, 4/15/15                                                1,180,000      1,184,512
Santander Drive Auto Receivables Trust 2012-2,
Automobile Receivables Nts., Series 2012-2, Cl. D, 5%,
2/15/18                                                       1,775,000      1,791,112
Structured Asset Securities Corp., Mtg. Loan
Asset-Backed Certificates, Series 2007-GEL2, Cl. A2,
0.559%, 5/25/37(7)                                           10,000,000      5,701,915
Westlake Automobile Receivables Trust 2011-1,
Automobile Receivables Nts., Series 2011-1, Cl. A3,
1.49%, 6/16/14(4)                                               760,000        761,181
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl.
A2, 1.47%, 3/20/21(4)                                           885,000        884,408
                                                                           -----------
Total Asset-Backed Securities (Cost $145,526,560)                          145,088,661
U.S. GOVERNMENT OBLIGATIONS--1.4%
Federal Home Loan Mortgage Corp. Nts.:
0.50%, 4/17/15                                                5,136,000      5,136,673
1.25%, 5/12/17                                                  760,000        771,275
1.75%, 5/30/19                                                1,095,000      1,124,581
2.375%, 1/13/22                                               3,075,000      3,174,030
5.25%, 4/18/16                                                1,600,000      1,879,653
5.50%, 7/18/16                                                  910,000      1,085,615
Federal National Mortgage Assn. Nts.:
0.50%, 5/27/15-7/2/15                                         3,922,000      3,916,297
1.125%, 4/27/17                                               2,683,000      2,705,003
5.375%, 6/12/17                                               1,049,000      1,275,698
                                                                           -----------
Total U.S. Government Obligations (Cost $20,625,369)                        21,068,825

                      13 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--20.0%
CONSUMER DISCRETIONARY--2.8%
AUTO COMPONENTS--0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21         $ 1,451,000     $ 1,559,825
AUTOMOBILES--0.3%
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31         830,000       1,273,205
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21    3,163,000       3,602,028
                                                                           -----------
                                                                             4,875,233
DIVERSIFIED CONSUMER SERVICES--0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts.,
4/1/15                                                       1,738,000       1,885,730
HOTELS, RESTAURANTS & LEISURE--0.3%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts.,
10/15/21                                                       821,000         878,237
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts.,
8/15/15(4)                                                   2,591,000       2,854,344
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr.
Unsec. Unsub. Nts., 12/1/19                                    400,000         484,446
                                                                           -----------
                                                                             4,217,027
HOUSEHOLD DURABLES--0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22               1,637,000       1,710,665
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13      1,574,000       1,633,988
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13          601,000         619,213
                                                                           -----------
                                                                             3,963,866
MEDIA--1.0%
CBS Corp., 3.375% Sr. Unsec. Unsub. Nts., 3/1/22               961,000         959,385
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22                                          995,000       1,455,180
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18         1,505,000       1,632,925
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%
Sr. Unsec. Nts., 3/15/42                                       922,000         924,431
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21                1,607,000       1,667,263
Historic TW, Inc., 9.125% Debs., 1/15/13                       547,000         573,334
Interpublic Group of Cos., Inc. (The):
4% Sr. Nts., 3/15/22                                           487,000         487,947
6.25% Sr. Unsec. Nts., 11/15/14                                586,000         634,345
10% Sr. Unsec. Nts., 7/15/17                                 1,669,000       1,890,143
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41             553,000         637,935
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
7/15/33                                                        876,000       1,215,432
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21                                   895,000       1,003,828
6.50% Sr. Sec. Nts., 1/15/18                                 1,981,000       2,169,195
                                                                           -----------
                                                                            15,251,343
MULTILINE RETAIL--0.2%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21         914,000         993,862
Macy's Retail Holdings, Inc., 5.75% Sr. Unsec. Nts.,
7/15/14                                                      2,550,000       2,780,415
                                                                           -----------
                                                                             3,774,277
SPECIALTY RETAIL--0.4%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21                1,592,000       1,715,380
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20        1,772,000       1,869,460
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr.
Unsec. Nts., 11/15/19(4)                                     1,636,000       1,750,520

                      14 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT           VALUE
                                                           -----------     -----------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
SPECIALTY RETAIL CONTINUED
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14       $ 1,373,000     $ 1,546,907
                                                                           -----------
                                                                             6,882,267
TEXTILES, APPAREL & LUXURY GOODS--0.1%
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub.
Nts., 5/15/20                                                1,400,000       1,536,500
CONSUMER STAPLES--1.3%
BEVERAGES--0.4%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec.
Unsub. Nts., 1/15/39                                           632,000       1,041,698
Constellation Brands, Inc., 6% Sr. Unsec. Unsub. Nts.,
5/1/22                                                       1,619,000       1,724,235
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts.,
6/15/14                                                        440,000         484,721
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22(4)          1,550,000       1,582,556
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42     1,042,000       1,154,404
                                                                           -----------
                                                                             5,987,614
FOOD & STAPLES RETAILING--0.1%
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40                                 464,000         423,864
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14                       1,403,000       1,484,182
                                                                           -----------
                                                                             1,908,046
FOOD PRODUCTS--0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                        1,471,000       1,565,537
8.50% Sr. Unsec. Nts., 6/15/19                               1,008,000       1,285,268
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42(4,6)       397,000         415,263
Kraft Foods, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40        986,000       1,264,251
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18         1,694,000       1,833,755
                                                                           -----------
                                                                             6,364,074
TOBACCO--0.4%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39           1,240,000       2,019,377
BAT International Finance plc, 2.125% Sr. Unsec. Nts.,
6/7/17(4,6)                                                    840,000         838,690
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41            1,083,000       1,224,332
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13         1,594,000       1,691,934
                                                                           -----------
                                                                             5,774,333
ENERGY--2.2%
ENERGY EQUIPMENT & SERVICES--0.6%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21                    1,742,000       1,898,038
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts.,
2/15/18                                                      2,079,000       2,414,987
Noble Holding International Ltd., 7.375% Sr. Unsec.
Bonds, 3/15/14                                               1,388,000       1,522,968
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21                                751,000         760,388
6.625% Sr. Unsec. Nts., 11/15/20                               717,000         731,340
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22             1,053,000       1,069,335
                                                                           -----------
                                                                             8,397,056
OIL, GAS & CONSUMABLE FUELS--1.6%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40       604,000         695,912
Apache Corp., 4.75% Sr. Unsec. Unsub. Nts., 4/15/43            539,000         595,299

                      15 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                             AMOUNT           VALUE
                                                           -----------     -----------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
OIL, GAS & CONSUMABLE FUELS CONTINUED
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts.,
8/15/13(4)                                                 $ 1,584,000     $ 1,660,016
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts.,
4/1/20                                                       2,344,000       2,725,369
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21                         1,287,000       1,322,701
5.20% Sr. Unsec. Unsub. Nts., 2/1/22                           465,000         492,837
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
Unsec. Nts., 6/1/13                                          2,761,000       2,858,828
Kinder Morgan Energy Partners LP, 3.95% Sr. Unsec.
Unsub. Nts., 9/1/22                                            835,000         845,675
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts.,
2/1/20                                                       1,560,000       1,661,400
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37          1,713,000       1,892,978
Phillips 66, 4.30% Unsec. Nts., 4/1/22(4)                    1,086,000       1,134,166
Plains All American Pipeline LP/PAA Finance Corp., 5.15%
Sr. Unsec. Unsub. Nts., 6/1/42                                 427,000         447,435
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19      1,578,000       1,727,910
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr.
Sec. Nts., 9/30/14(2)                                        1,466,000       1,585,113
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub.
Nts., 4/15/15(4)                                             1,643,000       1,577,280
Southwestern Energy Co., 4.10% Sr. Unsec. Nts.,
3/15/22(4)                                                     809,000         822,329
Valero Logistics Operations LP, 6.05% Nts., 3/15/13            130,000         134,073
Woodside Finance Ltd.:
4.60% Sr. Unsec. Nts., 5/10/21(4)                            1,223,000       1,322,951
5% Sr. Unsec. Nts., 11/15/13(4)                              1,569,000       1,641,610
                                                                           -----------
                                                                            25,143,882
FINANCIALS--8.2%
CAPITAL MARKETS--1.7%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec.
Nts., 8/15/19(4)                                             2,840,000       3,129,248
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
2/15/34                                                      1,639,000       1,507,601
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21                               1,367,000       1,355,657
6.25% Sr. Nts., 2/1/41                                       1,534,000       1,553,976
Macquarie Bank Ltd.:
5% Sr. Nts., 2/22/17(4)                                        518,000         528,702
6.625% Unsec. Sub. Nts., 4/7/21(4)                           2,342,000       2,358,834
Mellon Capital IV, 6.244% Perpetual Bonds(11)                6,000,000       4,845,000
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20(4)                     1,063,000         998,151
5.625% Sr. Unsec. Nts., 9/23/19                              3,798,000       3,631,249
6.25% Sr. Unsec. Nts., 8/28/17                               1,000,000       1,006,204
Nomura Holdings, Inc.:
4.125% Sr. Unsec. Unsub. Nts., 1/19/16                       1,568,000       1,593,696
6.70% Sr. Unsec. Nts., 3/4/20                                  144,000         159,599
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24       1,582,000       1,677,293
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub.
Nts., 12/1/12                                                1,765,000       1,781,360

                      16 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
CAPITAL MARKETS CONTINUED
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13         $   667,000     $   670,961
                                                                           -----------
                                                                            26,797,531
COMMERCIAL BANKS--2.2%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts.,
12/21/12(4)                                                  1,820,000       1,837,681
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts.,
4/15/37                                                      3,032,000       2,986,520
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(7)      4,160,000       3,848,000
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(4)      2,824,000       2,652,614
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts.,
Series B, 4/15/13                                            1,067,000       1,097,695
Nordea Bank AB, 3.125% Sr. Nts., 3/20/17(4)                  2,960,000       2,984,213
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts.,
6/15/12                                                      1,634,000       1,636,565
Wachovia Capital Trust III, 5.57% Perpetual Bonds(7,11)     11,000,000      10,271,250
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(11)                                                 3,296,000       3,600,880
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17         2,805,000       2,818,453
                                                                           -----------
                                                                            33,733,871
CONSUMER FINANCE--0.4%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13    1,577,000       1,638,716
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19              2,295,000       2,933,859
SLM Corp., 6.25% Sr. Nts., 1/25/16                           2,431,000       2,473,543
                                                                           -----------
                                                                             7,046,118
DIVERSIFIED FINANCIAL SERVICES--1.3%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts.,
1/24/22                                                      1,694,000       1,804,356
Citigroup, Inc.:
4.45% Sr. Unsec. Unsub. Nts., 1/10/17                        1,757,000       1,814,661
6.125% Sr. Unsec. Unsub. Nts., 11/21/17                      2,619,000       2,837,865
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series
1(11)                                                        9,712,000      10,568,462
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38     2,285,000       2,611,629
                                                                           -----------
                                                                            19,636,973
INSURANCE--2.1%
American International Group, Inc.:
3.80% Unsec. Nts., 3/22/17                                   1,238,000       1,258,220
6.25% Jr. Sub. Bonds, 3/15/37                                  760,000         668,800
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec.
Bonds, 5/1/40                                                  489,000         589,821
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21                        1,361,000       1,493,756
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20                        851,000         933,752
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts.,
8/15/12(4)                                                   1,538,000       1,550,103
Irish Life & Permanent Group Holdings plc, 3.60% Sr.
Unsec. Unsub. Nts., 1/14/13(4)                               1,130,000       1,100,793
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21(4)           2,406,000       2,486,033
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds,
4/20/67                                                      3,280,000       2,993,000
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39                  5,000,000       6,875,000
Prudential Covered Trust 2012-1, 2.997% Sec. Nts.,
9/30/15(4)                                                   2,078,000       2,112,453

                      17 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
INSURANCE CONTINUED
Swiss Re Capital I LP, 6.854% Perpetual Bonds(4,11)        $ 3,339,000     $ 3,077,573
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20           2,650,000       2,902,823
Willis Group Holdings plc, 5.75% Sr. Unsec. Unsub. Nts.,
3/15/21                                                      1,530,000       1,697,163
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds,
5/9/37(2,7)                                                  2,966,000       2,869,605
                                                                           -----------
                                                                            32,608,895
REAL ESTATE INVESTMENT TRUSTS--0.5%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20                           440,000         463,442
7% Sr. Unsec. Nts., 10/15/17                                 1,409,000       1,649,054
CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14    1,482,000       1,526,903
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13        1,625,000       1,682,216
National Retail Properties, Inc., 6.25% Sr. Unsec.
Unsub. Nts., 6/15/14                                         1,115,000       1,193,934
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr.
Unsec. Nts., 6/2/14(4)                                       1,426,000       1,564,533
                                                                           -----------
                                                                             8,080,082
HEALTH CARE--0.6%
BIOTECHNOLOGY--0.3%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22          1,562,000       1,597,978
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40               1,053,000       1,196,801
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41          840,000         980,130
                                                                           -----------
                                                                             3,774,909
HEALTH CARE PROVIDERS & SERVICES--0.2%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22(4)       1,110,000       1,154,996
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41              854,000       1,133,101
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40      1,086,000       1,233,528
                                                                           -----------
                                                                             3,521,625
PHARMACEUTICALS--0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18(4)                        1,791,000       1,858,163
INDUSTRIALS--1.2%
AEROSPACE & DEFENSE--0.1%
United Technologies Corp., 3.10% Sr. Unsec. Unsub. Nts.,
6/1/22(6)                                                    1,075,000       1,119,609
COMMERCIAL SERVICES & SUPPLIES--0.1%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17         1,691,000       1,830,508
INDUSTRIAL CONGLOMERATES--0.3%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                     1,490,000       1,491,480
5.25% Sr. Unsec. Nts., 10/19/12                                260,000         264,656
6.375% Unsec. Sub. Bonds, 11/15/67                           3,251,000       3,352,594
                                                                           -----------
                                                                             5,108,730
MACHINERY--0.4%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16(4)           1,707,000       1,788,083
ITT Corp., 7.375% Unsec. Debs., 11/15/15                     1,093,000       1,255,577
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21      826,000         918,030
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22     1,184,000       1,234,448

                      18 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
MACHINERY CONTINUED
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17(4)                $1,426,000     $ 1,561,470
                                                                           -----------
                                                                             6,757,608
PROFESSIONAL SERVICES--0.1%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20         1,480,000       1,565,100
ROAD & RAIL--0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41                      513,000         584,354
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub.
Nts., 2/1/18                                                 1,501,000       1,681,120
                                                                           -----------
                                                                             2,265,474
INFORMATION TECHNOLOGY--0.7%
COMMUNICATIONS EQUIPMENT--0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts.,
3/15/41                                                        686,000         817,773
COMPUTERS & PERIPHERALS--0.1%
Hewlett-Packard Co., 4.65% Sr. Unsec. Nts., 12/9/21          1,253,000       1,302,314
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts.,
3/1/21                                                       1,717,000       1,809,572
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42           634,000         655,345
                                                                           -----------
                                                                             2,464,917
OFFICE ELECTRONICS--0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13                  1,571,000       1,634,305
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.1%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts.,
8/1/20                                                       1,411,000       1,520,353
SOFTWARE--0.2%
BMC Software, Inc., 4.25% Sr. Unsec. Nts., 2/15/22           1,329,000       1,363,482
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20        1,956,000       2,061,489
                                                                           -----------
                                                                             3,424,971
MATERIALS--1.3%
CHEMICALS--0.3%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41                  787,000         970,739
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                        2,867,000       2,998,257
Mosaic Co. (The), 4.875% Sr. Unsec. Unsub. Nts., 11/15/41    1,043,000       1,116,757
                                                                           -----------
                                                                             5,085,753
CONTAINERS & PACKAGING--0.3%
Crown Americas LLC/Crown Americas Capital Corp. II I,
6.25% Sr. Unsec. Nts., 2/1/21                                1,562,000       1,698,675
Rock-Tenn Co., 4.90% Sr. Unsec. Nts., 3/1/22(4)                563,000         585,285
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21(4)         1,355,000       1,497,275
                                                                           -----------
                                                                             3,781,235
METALS & MINING--0.6%
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22           870,000         865,840
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub.
Nts., 10/1/40                                                  431,000         458,899
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec.
Nts., 3/1/22                                                 1,149,000       1,142,852
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19        2,519,000       2,871,471
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12      1,625,000       1,651,117

                      19 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                           -----------     -----------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
METALS & MINING CONTINUED
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                      $ 1,190,000     $ 1,292,486
6% Sr. Unsec. Unsub. Nts., 10/15/15                          1,317,000       1,469,826
7.25% Sr. Unsec. Unsub. Nts., 7/15/12                          168,000         169,228
                                                                           -----------
                                                                             9,921,719
PAPER & FOREST PRODUCTS--0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts.,
11/15/41                                                       696,000         770,770
TELECOMMUNICATION SERVICES--1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                  2,067,000       2,573,616
British Telecommunications plc, 9.875% Bonds, 12/15/30       1,010,000       1,533,892
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42     1,236,000       1,183,947
Frontier Communications Corp., 8.25% Sr. Unsec. Nts.,
4/15/17                                                      1,732,000       1,796,950
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub.
Nts., 6/4/38                                                 1,973,000       1,746,105
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts.,
2/16/21                                                      2,361,000       2,113,655
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,
2/15/38                                                        982,000       1,269,395
Vivendi SA, 4.75% Sr. Unsec. Nts., 4/12/22(4)                  150,000         147,051
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17     1,536,000       1,643,520
                                                                           -----------
                                                                            14,008,131
WIRELESS TELECOMMUNICATION SERVICES--0.1%
America Movil SAB de CV, 6.125% Sr. Unsec. Unsub. Nts.,
3/30/40                                                        748,000         900,601
UTILITIES--0.7%
ELECTRIC UTILITIES--0.5%
Edison International, 3.75% Sr. Unsec. Unsub. Nts.,
9/15/17                                                      2,254,000       2,388,196
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts.,
8/15/13                                                      1,659,000       1,686,588
Oncor Electric Delivery Co., 7% Debs., 9/1/22                  280,000         344,807
Oncor Electric Delivery Co. LLC, 4.10% Sr. Sec. Nts.,
6/1/22(4)                                                      314,000         319,796
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21(4)      2,585,000       2,843,916
                                                                           -----------
                                                                             7,583,303
ENERGY TRADERS--0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13             1,575,000       1,664,868
GAS UTILITIES--0.1%
Southwest Gas Corp., 3.875% Sr. Unsec. Unsub. Nts.,
4/1/22                                                       1,110,000       1,181,239
                                                                           -----------
Total Non-Convertible Corporate Bonds and Notes
(Cost $295,960,949)                                                        309,288,521
CONVERTIBLE CORPORATE BONDS AND NOTES--4.3%
Advanced Micro Devices, Inc., 6% Cv. Sr. Unsec. Nts.,
5/1/15                                                      12,210,000      12,347,355
Alcatel-Lucent USA, Inc., 2.75% Cv. Sr. Unsec. Unsub.
Debs., Series B, 6/15/25                                    15,662,000      15,485,803
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts.,
6/15/14                                                     13,000,000      13,211,250
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29    4,925,000       5,152,781
Hologic, Inc., 2% Cv. Sr. Unsec. Unsub. Nts., 12/15/37(7)   12,000,000      11,835,000
LifePoint Hospitals, Inc.:
3.25% Cv. Sr. Unsec. Sub. Nts., 8/15/25                      4,000,000       4,020,000

                      20 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT           VALUE
                                                           -----------     ------------
CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14                    $ 5,000,000     $ 5,125,000
                                                                           -----------
Total Convertible Corporate Bonds and Notes
(Cost $61,262,287)                                                          67,177,189
STRUCTURED SECURITIES--0.9%
Barclays Bank plc, Hewlett-Packard Co. Equity Linked Nts.      408,497       9,238,160
Deutsche Bank AG, London Branch, Allegheny Technologies,
Inc. Equity Linked Nts.(2)                                      92,064       4,450,374
                                                                           -----------
Total Structured Securities (Cost $14,966,860)                              13,688,534
EVENT-LINKED BONDS--0.6%
Calypso Capital Ltd. Catastrophe Linked Nts., Series
2010-1, Cl. A, 4.30%, 1/10/14(4,7)                           2,041,000       2,533,616
Foundation Re III Ltd. Catastrophe Linked Nts., Series
1-A, 5.75%, 2/3/14(4,7)                                      2,100,000       2,045,820
Longpoint Re Ltd. Catastrophe Linked Nts., 5.481%,
12/24/12(4,7)                                                1,606,000       1,568,580
Midori Ltd. Catastrophe Linked Nts., 3.217%,
10/24/12(4,7)                                                3,000,000       2,994,600
                                                                           -----------
Total Event-Linked Bonds (Cost $9,525,422)                                   9,142,616

                                            EXPIRATION   STRIKE
                                               DATE       PRICE   CONTRACTS
                                            ----------  --------  ---------
OPTIONS PURCHASED--0.0%
Apple, Inc. Call(1)                           6/18/12   $610.000        100    30,000
Goldman Sachs Group, Inc. (The)
Call(1)                                       7/23/12    115.000        200    10,000
Standard & Poor's Depositary
Receipts Trust/Standard & Poor's
500 Exchange Traded Funds,
Series 1 Call(1)                              6/18/12    145.000      2,750     5,500
U.S. Treasury Nts., 10 yr.
Futures 9/19/12 Call(1)                       6/25/12    133.000        100   132,813
U.S. Treasury Nts., 10 yr.
Futures, 9/19/12 Call(1)                      6/25/12    134.000        250   183,594
U.S. Treasury Nts., 10 yr.
Futures, 9/19/12 Call(1)                      7/30/12    133.000         75   127,734
U.S. Treasury Nts., 10 yr.
Futures, 9/19/12 Call(1)                      7/30/12    134.000        150   168,750
                                                                             --------
Total Options Purchased (Cost $1,360,818)                                     658,391

                                                SWAPTION        NOTIONAL
                                             EXPIRATION DATE     AMOUNT
                                             ---------------  ------------
SWAPTIONS PURCHASED--0.3%
Goldman Sachs Group, Inc. (The),
Swap Counterparty, Interest Rate
Swaption (European); Swap Terms:
Paid: 4%; Received: Three-Month
BBA LIBOR; Termination Date:
11/28/24(1)                                      11/26/14     $ 50,000,000  729,892

                      21 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                SWAPTION        NOTIONAL
                                             EXPIRATION DATE     AMOUNT        VALUE
                                             ---------------  ------------  ----------
SWAPTIONS PURCHASED CONTINUED
Goldman Sachs Group, Inc. (The),
Swap Counterparty, Interest Rate
Swaption (European); Swap Terms:
Paid: 5.28%; Received:
Three-Month BBA LIBOR;
Termination Date: 10/19/25(1)                    10/16/15     $ 11,666,666  $  131,188
Goldman Sachs Group, Inc. (The),
Swap Counterparty, Interest Rate
Swaption (European); Swap Terms:
Paid: 5.445%; Received:
Three-Month BBA LIBOR;
Termination Date: 11/9/25(1)                      11/6/15       11,666,666     123,773
JPMorgan Chase Bank NA, Swap
Counterparty, Interest Rate
Swaption (European); Swap Terms:
Paid: 4%; Received: Three-Month
BBA LIBOR; Termination Date:
2/26/25(1)                                        2/25/15       50,000,000     896,531
JPMorgan Chase Bank NA, Swap
Counterparty, Interest Rate
Swaption (European); Swap Terms:
Paid: 4.50%: Received:
Three-Month BBA LIBOR;
Termination Date: 2/28/27(1)                      2/27/17       50,000,000   1,298,448
JPMorgan Chase Bank NA, Swap
Counterparty, Interest Rate
Swaption; Paid: 4%; Received:
Three-Month BBA LIBOR;
Termination Date: 12/3/24(1)                      12/2/14       50,000,000     740,654
                                                                            ----------
Total Swaptions Purchased (Cost $7,992,500)                                  3,920,486

                                                           SHARES
                                                         -----------
INVESTMENT COMPANIES--22.8%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.21%(12,13)                                             195,880,901       195,880,901
Oppenheimer Master Loan Fund, LLC(12)                     11,000,141       136,565,148
Oppenheimer Short Duration Fund, Cl. Y(12)                 2,006,944        20,109,577
                                                                       ---------------
Total Investment Companies (Cost $353,200,232)                             352,555,626
TOTAL INVESTMENTS, AT VALUE (COST $1,699,377,195)              115.1%    1,782,915,104
LIABILITIES IN EXCESS OF OTHER ASSETS                          (15.1)     (233,436,640)
                                                         -----------   ---------------
NET ASSETS                                                     100.0%  $ 1,549,478,464
                                                         ===========   ===============

Footnotes to Statement of Investments

1. Non-income producing security.

                      22 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

2. Restricted security. The aggregate value of restricted securities as of May 31, 2012 was $86,366,697, which represents 5.57% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                      UNREALIZED
                                                          ACQUISITION                                APPRECIATION
SECURITY                                                     DATES           COST         VALUE     (DEPRECIATION)
-----------------------------------------------------  ----------------  ------------  -----------  --------------
Airspeed Ltd., Airplane Receivables, Series 2007-1 A,
Cl. G1, 0.509%, 6/15/32                                7/28/10-10/21/10  $ 28,304,440  $27,670,602  $     (633,838)
Airspeed Ltd., Airplane Receivables, Series 2007-1A,
Cl. G2, 0.519%, 6/15/32                                          4/8/11    10,154,216    9,513,954        (640,262)
Blade Engine Securitization Ltd., Asset-Backed
Certificates, Series 2006-1A, Cl. B, 3.239%, 9/15/41           11/10/09     6,052,960    7,175,955       1,122,995
Bond Street Holdings LLC, Cl. A                                 11/4/09     5,700,000    5,557,500        (142,500)
Deutsche Bank AG, London Branch, Allegheny
Technologies, Inc. Equity Linked Nts.                            1/5/12     4,966,853    4,450,374        (516,479)
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A,
Cl. A1, 7.25%, 6/25/38                                          1/25/11    26,841,130   26,125,000        (716,130)
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50%
Sr. Sec. Nts., 9/30/14                                  7/16/09-2/16/12     1,502,561    1,585,113          82,552
Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A, Cl. D,
3.10%, 5/15/17                                            2/4/11-2/9/12     1,423,498    1,418,594          (4,904)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37   2/24/11-2/23/12     2,908,304    2,869,605         (38,699)
                                                                         ------------  -----------  --------------
                                                                         $ 87,853,962  $86,366,697  $   (1,487,265)
                                                                         ============  ===========  ==============

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $25,508,015. See accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $102,290,808 or 6.60% of the Fund's net assets as of May 31, 2012.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $651,471. See accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 31, 2012. See accompanying Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $19,454,693 or 1.26% of the Fund's net assets as of May 31, 2012.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $328,629 or 0.02% of the Fund's net assets as of May 31, 2012.

10. The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

                      23 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                             SHARES              GROSS        GROSS           SHARES
                                                         AUGUST 31, 2011       ADDITIONS    REDUCTIONS      MAY 31, 2012
                                                       -------------------  -------------  -------------  ---------------
Oppenheimer Institutional Money Market Fund, Cl. E             286,727,498    321,449,732    412,296,329      195,880,901
Oppenheimer Master Loan Fund, LLC.                               6,879,066      4,121,075              -       11,000,141
Oppenheimer Short Duration Fund, Cl. Y                           1,000,000      1,006,944              -        2,006,944

                                                                                             REALIZED
                                                             VALUE          INCOME             LOSS
                                                         -------------  -------------    ---------------
Oppenheimer Institutional Money Market Fund, Cl. E       $ 195,880,901  $     348,167    $             -
Oppenheimer Master Loan Fund, LLC.                         136,565,148      5,813,644(a)       1,768,941(a)
Oppenheimer Short Duration Fund, Cl. Y                      20,109,577         80,979                  -
                                                         -------------  -------------    ---------------
                                                         $ 352,555,626  $   6,242,790    $     1,768,941
                                                         =============  =============    ===============

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

13.  Rate shown is the 7-day yield as of May 31, 2012.

Foreign Currency Exchange Contracts as of May 31, 2012 are as follows:

    COUNTERPARTY/                      CONTRACT AMOUNT        EXPIRATION                   UNREALIZED
CONTRACT DESCRIPTION     BUY/SELL          (000'S)               DATE          VALUE      APPRECIATION
---------------------  ------------  -------------------     ------------  ------------  --------------
Bank of America
Euro (EUR)                     Sell                2,555 EUR      8/17/12  $  3,161,284  $      110,184

FUTURES CONTRACTS AS OF MAY 31, 2012 ARE AS FOLLOWS:

                                                                                                  UNREALIZED
                                                  NUMBER OF      EXPIRATION                      APPRECIATION
CONTRACT DESCRIPTION                BUY/SELL      CONTRACTS         DATE           VALUE        (DEPRECIATION)
--------------------------------  ------------  -------------  --------------  -------------  ------------------
Euro-BTP                                  Sell             20          6/7/12  $   2,461,637  $          131,723
Euro-OAT                                  Sell             20          6/7/12      3,280,452            (206,998)
U.S. Treasury Long Bonds                   Buy            282         9/19/12     42,220,688             720,940
U.S. Treasury Nts., 2 yr.                 Sell            333         9/28/12     73,395,281             (39,593)
U.S. Treasury Nts., 5 yr.                 Sell            390         9/28/12     48,433,125            (177,764)
U.S. Treasury Nts., 10 yr.                 Buy            388         9/19/12     51,967,750             320,588
U.S. Treasury Ultra Bonds                  Buy            201         9/19/12     33,969,000             942,265
                                                                                              ------------------
                                                                                              $        1,691,161
                                                                                              ==================

WRITTEN OPTIONS AS OF MAY 31, 2012 ARE AS FOLLOWS:

                                                                                                            UNREALIZED
                                             NUMBER OF    EXERCISE    EXPIRATION    PREMIUMS              APPRECIATION/
DESCRIPTION                         TYPE     CONTRACTS      PRICE        DATE       RECEIVED     VALUE    (DEPRECIATION)
--------------------------------  --------  -----------  ----------  ------------  ----------  ---------  --------------
Apple, Inc.                           Call         100   $  670.000       6/18/12  $  144,319  $  (2,100) $     142,219
Apple, Inc.                            Put          50      610.000       6/18/12     174,860   (176,750)        (1,890)
Goldman Sachs Group, Inc. (The)       Call         200      125.000       7/23/12      65,394     (3,400)        61,994
Goldman Sachs Group, Inc. (The)        Put         100      115.000       7/23/12      69,696   (200,000)      (130,304)
                                                                                   ----------  ---------  -------------
                                                                                   $  454,269  $(382,250) $      72,019
                                                                                   ==========  =========  =============

                      24 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS AS OF MAY 31, 2012 ARE AS FOLLOWS:

                                                                    PAY/                     UPFRONT
                                    BUY/SELL     NOTIONAL          RECEIVE                   PAYMENT                    UNREALIZED
       REFERENCE ENTITY/             CREDIT       AMOUNT            FIXED    TERMINATION    RECEIVED/                  APPRECIATION
       SWAP COUNTERPARTY           PROTECTION     (000'S)           RATE        DATE         (PAID)        VALUE      (DEPRECIATION)
--------------------------------   -----------   ---------         -------   -----------   -----------   ----------   --------------
GERMANY (FEDERAL REPUBLIC OF):
Goldman Sachs International                Buy   $  50,000            0.25%      9/20/15   $  (596,126)  $  716,549   $     120,423
Goldman Sachs International                Buy      25,000            0.25      12/20/16      (815,797)     770,518         (45,279)
                                                 ---------                                 -----------   ----------   -------------
                                         Total      75,000                                  (1,411,923)   1,487,067          75,144
ITRAXX EUROPE SUB FINANCIALS,
SERIES 14
Barclays Bank plc                          Buy      24,000  EUR       1.00      12/20/15    (2,393,070)   3,664,129       1,271,059
                                                 ---------                                 -----------   ----------   -------------
                                         Total      24,000  EUR                             (2,393,070)   3,664,129       1,271,059
                                                                                           -----------   ----------   -------------
                                                                       Grand Total Buys     (3,804,993)   5,151,196       1,346,203
                                                                      Grand Total Sells              -            -               -
                                                                                           -----------   ----------   -------------
                                                              Total Credit Default Swaps   $(3,804,993)  $5,151,196   $   1,346,203
                                                                                           ===========   ==========   =============

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR                     Euro

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF MAY 31, 2012 IS AS FOLLOWS:

                                                               NOTIONAL
                                      SWAP TYPE FROM            AMOUNT
    SWAP COUNTERPARTY                FUND PERSPECTIVE           (000'S)                          VALUE
--------------------------    ------------------------------   --------                      -------------
Barclays Bank plc              Credit Default Buy Protection     24,000  EUR                 $   3,664,129
Goldman Sachs International    Credit Default Buy Protection     75,000                          1,487,067
                                                                                             -------------
                                                                               Total Swaps   $   5,151,196
                                                                                             =============

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR                     Euro

NOTES TO STATEMENT OF INVESTMENTS

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

                      25 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                     WHEN-ISSUED OR DELAYED DELIVERY
                                            BASIS TRANSACTIONS
                                     --------------------------------
Purchased securities                                     $261,858,773
Sold securities                                            14,239,341

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the "Master Fund"). The Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

                      26 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund's investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund's expenses, including its management fee.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities

                      27 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

SECURITY TYPE                      STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
--------------------------------  -------------------------------------------------------------------
Corporate debt, government debt,  Reported trade data, broker-dealer price quotations, benchmark
municipal, mortgage-backed and    yields, issuer spreads on comparable securities, the credit
asset-backed securities           quality, yield, maturity, and other appropriate factors.

Loans                             Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds                Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities             Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps                             Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward
                                  currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day

                      28 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 31, 2012 based on valuation input level:

                                                                                      LEVEL 3--
                                                 LEVEL 1--          LEVEL 2--        SIGNIFICANT
                                                UNADJUSTED      OTHER SIGNIFICANT    UNOBSERVABLE
                                               QUOTED PRICES    OBSERVABLE INPUTS       INPUTS           VALUE
                                              ---------------  -------------------  --------------  ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                     $    35,269,370  $                --  $           --  $    35,269,370
   Consumer Staples                                53,275,615                   --              --       53,275,615
   Energy                                          43,466,898            9,869,008              --       53,335,906
   Financials                                      70,591,281            7,312,500              --       77,903,781
   Health Care                                     53,964,265                   --              --       53,964,265
   Industrials                                     38,335,586                   --              --       38,335,586
   Information Technology                          69,877,946                   --              --       69,877,946
   Materials                                       14,811,022                   --              --       14,811,022
   Telecommunication Services                       7,944,525                   --              --        7,944,525
   Utilities                                       18,328,610                   --              --       18,328,610
Preferred Stocks                                           --           19,206,273              --       19,206,273
Rights, Warrants and Certificates                     772,970                   --              --          772,970
Mortgage-Backed Obligations                                --          417,300,386              --      417,300,386
Asset-Backed Securities                                    --          145,088,661              --      145,088,661
U.S. Government Obligations                                --           21,068,825              --       21,068,825
Non-Convertible Corporate Bonds and Notes                  --          309,288,521              --      309,288,521
Convertible Corporate Bonds and Notes                      --           67,177,189              --       67,177,189
Structured Securities                                      --           13,688,534              --       13,688,534
Event-Linked Bonds                                         --            9,142,616              --        9,142,616
Options Purchased                                     658,391                   --              --          658,391
Swaptions Purchased                                        --            3,920,486              --        3,920,486
Investment Companies                              215,990,478          136,565,148              --      352,555,626
                                              ---------------  -------------------  --------------  ---------------
Total Investments, at Value                       623,286,957        1,159,628,147              --    1,782,915,104

                      29 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                        --              110,184              --          110,184
Futures margins                                       447,581                   --              --          447,581
Appreciated swaps, at value                                --            4,380,678              --        4,380,678
Depreciated swaps, at value                                --              770,518                          770,518
                                              ---------------  -------------------  --------------  ---------------
Total Assets                                  $   623,734,538  $     1,164,889,527  $           --  $ 1,788,624,065
                                              ---------------  -------------------  --------------  ---------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Futures margins                               $       (90,062) $                --  $           --   $      (90,062)
Appreciated options written, at value                  (5,500)                  --              --           (5,500)
Depreciated options written, at value                (376,750)                  --              --         (376,750)
                                              ---------------  -------------------  --------------  ---------------
Total Liabilities                             $      (472,312) $                --  $           --   $     (472,312)
                                              ---------------  -------------------  --------------  ---------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities in the annual and semiannual reports included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                              TRANSFERS OUT OF LEVEL 1*      TRANSFERS INTO LEVEL 2*
--------------------------  -----------------------------  ---------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Energy                   $                 (10,327,894) $                10,327,894
                            -----------------------------  ---------------------------
Total Assets                $                 (10,327,894) $                10,327,894
                            -----------------------------  ---------------------------

* Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

                      30 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $9,181,866, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $9,181,866 as of May 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative

                      31 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

     contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of May 31, 2012 the Fund has required certain counterparties to post collateral of $9,379,698.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

During the period ended May 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $112,244 and $4,501,239, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

                      32 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $128,786,797 and $141,649,221 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $1,431,495 and $145,800 on purchased call options and purchased put options, respectively.

                      33 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on volatility indexes to increase exposure to volatility risk. A written put option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $158,898 and $168,313 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended May 31, 2012 was as follows:

                                                     CALL OPTIONS                 PUT OPTIONS
                                             ---------------------------  ----------------------------
                                               NUMBER OF     AMOUNT OF      NUMBER OF      AMOUNT OF
                                               CONTRACTS     PREMIUMS       CONTRACTS       PREMIUMS
-------------------------------------------  ------------  -------------  -------------  -------------
Options outstanding as of August 31, 2011              --  $          --             --  $          --
Options written                                     3,050        628,949          2,650        985,739
Options closed or expired                          (2,000)      (237,756)        (2,400)      (669,987)
Options exercised                                    (750)      (181,480)          (100)       (71,196)
                                             ------------  -------------  -------------  -------------
Options outstanding as of May 31, 2012                300  $     209,713            150  $     244,556
                                             ============  =============  =============  =============

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual

                      34 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     For the period ended May 31, 2012, the Fund had ending monthly average notional amounts of $112,841,903 on credit default swaps to buy protection.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to

                      35 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

     the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

     For the period ended May 31, 2012, the Fund had ending monthly average notional amounts of $1,407,294 on total return swaps which are long the reference asset.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of May 31, 2012, the Fund had no such total return swaps outstanding.

SWAPTION TRANSACTIONS

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $3,306,493 on purchased swaptions.

RESTRICTED SECURITIES

As of May 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

                      36 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Federal tax cost of securities           $  1,705,956,292
Federal tax cost of other investments           2,246,506
                                         ----------------
Total federal tax cost                   $  1,708,202,798
                                         ================
Gross unrealized appreciation            $    125,306,168
Gross unrealized depreciation                 (45,237,973)
                                         ----------------
Net unrealized appreciation              $     80,068,195
                                         ================

                      37 | Oppenheimer Capital Income Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By: /s/ William F. Glavin, Jr.
    --------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 7/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ---------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 7/10/2012

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 7/10/2012